SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report  (Date of  earliest  event  reported) July 15, 1998.

                        DFC Securitization Trust 1998-I
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


        North Carolina                333-24351          23-2947666
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    (State or other jurisdiction     (Commission       (IRS Employer
     of incorporation)               File Number)      Identification No.)

    c/o PNC Bank, National Association
    Corporate Trust Department
    Attention:  Constantine Hromych
    1700 Market Street

          Philadelphia, Pennsylvania                             19103
    -----------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (215) 585-8738

===============================================================================
        (Former name or former  address,  if changed since last report.)


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                        DFC Securitization Trust 1998-I


                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         DFC Securitization Trust 1998-I (the "Trust"), the issuer of the Deutsche Financial Capital Securitization LLC Senior/Subordinated Pass-Through Certificates, Series 1998-I (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on July 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report.........................Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on July 15, 1998.

Item 8.  Change in Fiscal Year.

         Not Applicable.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DFC Securitization TRUST 1998-I, Registrant

                                   By:  Oakwood Acceptance Corporation,
                                            as servicer


July 23, 1998                       /s/ DOUGLAS R. MUIR
                                    -------------------

                                                     Douglas R. Muir
                                                     Vice President

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                               INDEX OF EXHIBITS

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                                                                               Page of Sequentially
                                                                                   Numbered Pages
                                                                               ---------------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on July 15, 1998.............................................. 5-10

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